Corporate Presentation
OTCQB: SBOTF / TSX-V: KLH
www.StellarBiotech.com
www.KLHsite.org

Safe Harbor

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements may be identified by the use of words such as "anticipate," “believe,” "plan," “estimate,” "expect," "intend," "may," "will," "would," "could," "should," “might,” “potential,” or "continue" and variations or similar expressions.  Readers should not unduly rely on these forward-looking statements, which are not a guarantee of future performance.  There can be no assurance that forward-looking statements will prove to be accurate, as all such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results or future events to differ materially from the forward-looking statements.  Such risks include, but may not be limited to:  general economic and business conditions; technology changes; competition; changes in strategy or development plans; governmental regulations and the ability or failure to comply with governmental regulations; the timing of anticipated results; and other factors referenced in Stellar’s filings with securities regulators.  For a discussion of further risks and uncertainties related to our business, please refer to our public company reports filed with the TSX Venture Exchange and the U.S. Securities and Exchange Commission.   All forward-looking statements are made as of the date hereof and are subject to change.  Except as required by law, we assume no obligation to update such statements.  This presentation does not constitute an offer or solicitation of an offer for sale of any securities in any jurisdiction, including the United States. Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of the information contained in this presentation.

Note: All financial and stock price information is presented in U.S. dollars.

Powering and Improving Immunotherapy(TM) Unique, World-Leading Technology Specializing in sustainable/scalable and fully traceable supply of Keyhole Limpet Hemocyanin (KLH), the widely-used immune-stimulating protein. Fastest-Growing Biopharma Sector Stellar KLH products & technology target immunotherapy and immunodiagnostics, biopharma’s fastest-growing sectors. Strong Growth Roadmap Multiple commercial and clinical pathways. New expansion in core business of sustainable KLH manufacturing and supply. Environmental Advantage Our ground-breaking work revolutionized KLH manufacturing Unprecedented standards, competitive edge.

A History of Building Value



1999

- Founding
- Private, U.S.-based company (Calif.)
- Aquaculture facility
- $1M NIH grant funding



2004

- KLH supply agreements for cancer vaccines
- $3M NCI grant funding for development of GMP-grade KLH



2005-2009

- Patent for KLH protein extraction methods (U.S., Canada, Europe)
- GMP KLH
- Vaccine & supply partnerships



2010-2011

- Stellar public on TSX Venture Exchange (TSX-V: KLH)
- $3.1M financing
- NSF Phase IIb grant funding
- Diagnostic co-development agreement



2012-2014

- Stellar on U.S. OTCQB Marketplace (OTCQB: SBOTF)
- Amaran Biotechnology collaboration (potential KLH carrier for OBI-822 in breast cancer)
- Araclon supply agreement (KLH for beta-amyloid for Alzheimer's)
- Biovest supply agreement (KLH for BiovaxID® in N-H Lymphoma)
- Exclusive WW C. diff license
- Multiple industry firsts in aquaculture science
- Expanded IP (mfg. & adjuvant technologies, immunotherapy)
- KLH Site™
- Master File submission to U.S. FDA CBER
- $12M financing

Stellar BIOTECHNOLOGIES

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What is Keyhole Limpet Hemocyanin (KLH)?
Important immune-stimulating protein.
Only source is scarce marine mollusk.
40+ years safe use in clinical immunology.
Vital in preclinical and clinical research.
Rapid growth in immunotherapy = High demand.

KLH: A Complex Molecule
A single KLH subunit can be an immunotherapy carrier
www.KLHsite.org

Megathura Crenulata – Giant Keyhole Limpet

The Power of KLH:  Versatile, Safe, Widely Used
KLH in Active Immunotherapies
Celldex, OBI Pharma, Neovacs, Araclon, Biovest, Affiris, Bayer, Axon, Scripps, NCI, NINDS, MabVax, Baylor, Abramson, Loyola, Rockefeller, MSKCC, Stanford
KLH is used as a carrier molecule (ingredient) in a new class of treatment called “active immunotherapy”
KLH in  TDAR Immunotoxicology
Amgen, Pfizer, Roche, Novartis, Biogen Idec, Bristol-Myers, J&J, NIAID, GSK, Novo Nordisk, Genentech
KLH is also used alone, as an injectable to measure patient immune response to new drugs.

KLH Growing Demand & Market Potential

KLH-Based Active Immunotherapy Trials*

Clinical Status	Indication	Company or Institute
EU MAA review	N-H Lymphoma	Biovest (BiovaxID®)
Phase III	Glioblastoma Breast Cancer	Celldex (Rindopepimut) OBI Pharma (OBI-822)
Phase II	Crohn's Disease Lupus Rheumatoid Arthritis Alzheimer's Multiple Myeloma Melanoma Lymphoma Melanoma Ovarian Cancer Sarcoma Ovarian Cancer Leukemia	Neovacs (TNF Kinoid) Neovacs (IFNa Kinoid) Neovacs (TNF Kinoid) Affiris/GSK (AD02) Abramson Center Baylor Research Clinica Navarra Dermatologische Klinik Loyola University MabVax MabVax / NCI NCI
Phase I	Alzheimer's Alzheimer's N-H Lymphoma Brain Tumor Glioblastoma Lung Cancer Neuroblastoma Sarcoma, Neuroblast	Araclon / Grifols Axon Neurosciences Bayer (Autologous) Rockefeller Roswell Park Sloan-Kettering Sloan-Kettering NCI

- Not a comprehensive list. Not limited to Stellar KLH™. Does not include KLH in immunodiagnostics.
- Clinical trial costs are the responsibility of the sponsor company or institute.

Major Disease Categories
Cancer
Inflammatory Disease
Alzheimer's
Immune Disorders

KLH Market Potential
$10M to $200M
per Indication

Major Biopharma Use
Celldex, Neovacs, Affiris, OBI, Bayer, Peptinov, Scripps, NCI, Genentech, MabVax, Chilka, Baylor, Biovest, Peptivir, Abramson, MSKCC, Stanford
Pfizer, Sanofi, Merck, J&J

Sources: Clinicaltrials.gov, corporate news and websites, Decision Resources, Research & Markets, BCC Research, KLH Site.

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Stellar Biotech: A Leader in KLH Manufacturing
Only producer WW of sustainable, scalable and fully-traceable GMP-grade KLH
Marine biotechnology pioneer with unique strengths:
Only-in-class aquaculture facility
Decades of experience across a range of disciplines
Industry firsts in aquaculture science
Advantageous location
IP covering core KLH business + new R&D
High barriers to entry
5-10 years and $20+ million investment ahead of any potential competitor
Fiscal strength
Cash, cash equivalents and short-term investments of $13.9 million (at Fiscal Year Ended 8/31/2014)

Supply Dynamics Favor Stellar Biotech
KLH molecule is large and complex; has not been synthesized
One marine source, one location
Commercial scale constraints
Giant Keyhole Limpet requires 5 years until fully mature
Protein-rich hemocyanin can be extracted 3X/year
1 gram GMP KLH has commercial value ~ $50,000
Stellar’s current production capacity is 1,000 gram GMP KLH – scalable to 4,000 gram GMP KLH

The Commercial Power of KLH Multiple High-Value Pathways
Revenue & Alliances L-T Supply Agreements Direct Sales Co-Development Research Collaborations Joint Ventures
Partners & Markets Major Biopharma Immunotherapy Immunotoxicology Immunodiagnostics Basic Research
Clinical Applications Cancers Immune Disorders Alzheimer’s Inflammatory Disease Immune Function Testing
Stellar KLH™ Carriers, Adjuvants, and Finished Products World-Leading Stellar KLH™ Platform

Stellar KLH™ Products
Stellar KLH™ Protein
Vaccine Carriers
Products for Immune Function Testing
Custom Formulations

New Supply Agreements
Araclon Biotech SL (Spain) – November 2014
Supply Stellar KLH™ for use in Araclon’s beta amyloid-targeting immunotherapy against Alzheimer’s disease
Biovest, Inc. – October 2014
Supply Stellar KLH™ for use in Biovest’s BiovaxID® immunotherapy to treat non-Hodgkin’s lymphoma
		Phase I/II	Phase II	Phase III	MAA Review	EMA Approval
BiovaxID®	N-H Lymphoma

Key Strategic Corporate Partner
Amaran Biotechnology (Taiwan)
Invested $5 million in Stellar’s 2013 financing
Evaluate and develop Stellar KLH™ as a potential carrier molecule for OBI Pharma’s OBI-822 immunotherapy
OBI-822 Active Immunotherapy breast cancer
KLH is key ingredient

		Preclinical	Phase I/II	Phase II	Phase III
OBI-822	Metastatic Breast Cancer (Taiwan)
Metastatic Breast Cancer (U.S., So. Korea, India, Hong Kong)
Ovarian (Taiwan)

Long-Term Customer, Multiple Targets
Neovacs S.A. (Alternext Paris: ALNEV)
Kinoid immunotherapy pipeline
Stellar KLH™ used as carrier molecule
2 drugs in clinical development
		Preclinical	Phase I	Phase II	Phase III
TNF-Kinoid	Crohn’s disease
IFNa-Kinoid	Lupus

Future Milestones & Catalysts
New collaborations and supply contracts with biopharma partners
R&D in KLH-based immunotherapy
Aquaculture production capacity and expansion
Public company maturation
Prepare for major U.S. exchange
Corporate governance & controls
Regulatory advancements
USP monograph
Investigational New Drug (IND) application

Senior Executive Leadership
Frank Oakes
President & CEO
35 years experience; biotechnology and aquaculture. Aquaculture industry leader and KLH manufacturing expert. Formerly CEO of Abalone Farms, Inc.; leader through R&D, capitalization and commercialization to become first profitable and largest abalone producer in U.S.
Catherine Brisson, Ph.D.
Chief Operating Officer
20 years experience; biotech, pharma and medical device industries, including Sicor Pharmaceuticals (Teva Parenteral Products). Expertise in QA, QC, Regulatory and Manufacturing. Ph.D. Organic Chemistry.
Kathi Niffenegger
Chief Financial Officer
30 years experience; accounting and finance, range of industries including pharma. Outside CPA to Stellar since Company founding. Previously partner at Glenn Burdette, CFO at Martin Aviation, Peat Marwick, Mitchell (KPMG LLP).
Mark McPartland
VP, Corporate Development & Communications
16 years experience; business development, capital markets advisory, corporate communications. Previously Senior VP at MZ Group, VP and Partner at Alliance Advisors LLP, and Regional VP of Hayden Communications.

Key Facts & Selected Financials
Key Company Facts
Trading Symbols:
OTCQB: SBOTF
TSX-V: KLH
Headquarters: Port Hueneme, CA
Founded: 1999
Fiscal Year End: August 31
Independent Auditor:
Moss Adams LLP
Los Angeles, CA
Outside Legal Counsel:
Greenberg Traurig, LLP
McMillan LLP

Selected Financials
(All $ amounts in U.S.)
Updated 1/09/2015
Stock Price OTCQB $1.13
52 – Week Range $0.60-$2.36
Shares Outstanding 79.55M
Average Trade Volume (90 day) 158,865
Market Capitalization $89.9M
Debt * $0
Cash, Equivalents, Short Term Investments * $13.9M
* As of Fiscal Year End 8/31/2014
Shareholders Equity * $7.7M

Stellar Financial Filings:  http://ir.stellarbiotechnologies.com/all-sec-filings

Stellar Biotechnologies Summary
Industry-leading core competency in KLH
Versatile technology platform and products
KLH essential to immunotherapy, fastest-growing biopharma sector
Multiple, high-value commercial pathways
Progressive achievements and collaborations
Environmental champion
Fiscal strength = ability to execute
Powering and Improving Immunotherapy™

Stellar
BIOTECHNOLOGIES
Powering and Improving Immunotherapy

Frank R. Oakes
President & CEO
Office +1 (805) 488-2800
IR@stellarbiotech.com

Mark A. McPartland
V.P. Corporate Development
& Communications
Office +1 (805) 488-2800 ext. 103
markmcp@stellarbiotech.com

OTCQB: SBOTF / TSX-V: KLH

www.StellarBiotech.com
www.KLHsite.org

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